================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 5, 2004


                          HOLLINGER INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


            1-14164                                95-3518892
--------------------------------------------------------------------------------
    (Commission File Number)           (I.R.S. Employer Identification No.)



 401 NORTH WABASH AVENUE, SUITE 740
         CHICAGO, IL                                    60611
--------------------------------------------------------------------------------
(Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (312) 321-2299

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

       [_]   Written communication pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

       [_]   Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

       [_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


            On October 5, 2004, the Board of Directors (the "Board") of Hollinger International Inc. (the "Company") approved changes to the Company's Board Compensation Program, effective from July 1, 2004, in accordance with the recommendations of the Board's Compensation Committee. The Revised Board Compensation Program applies only to Non-Executive Directors in their capacities as members of the Board and various committees of the Board. The purpose of the revisions to the Compensation Program is to rationalize the approach to director compensation. The revisions are not expected to have a material impact on aggregate fees paid to directors, though the individual impact on each director will vary depending upon the committees on which they serve, the frequency of meetings and whether the director is a committee chair. Under the terms of the Revised Board Compensation Program, the Company's Non-Executive Directors are entitled to the following payments effective July 1, 2004 in the capacities indicated:


                          HOLLINGER INTERNATIONAL INC.
                       REVISED BOARD COMPENSATION PROGRAM
                             EFFECTIVE JULY 1, 2004
       (In all cases, the fees are payable only to Non-Executive Members)


BOARD OF DIRECTORS

Annual Non-Executive Member Retainer:       $50,000, payable in quarterly installments
Non-Executive Attendance Fee:               $3,000 per meeting

AUDIT COMMITTEE

Annual Committee Chair Retainer:            $20,000, payable in quarterly installments
Annual Committee Member Retainer:           $10,000, payable in quarterly installments
Meeting Attendance Fee:                     $3,000 per meeting

EXECUTIVE COMMITTEE

Annual Committee Chair Retainer:            $10,000, payable in quarterly installments
Annual Committee Member Retainer:           $5,000, payable in quarterly installments
Meeting Attendance Fee:                     $3,000 per meeting

COMPENSATION COMMITTEE

Annual Committee Chair Retainer:            $5,000, payable in quarterly installments
Meeting Attendance Fee:                     $3,000 per meeting

NOMINATING AND GOVERNANCE COMMITTEE

Annual Committee Chair Retainer:            $5,000, payable in quarterly installments
Meeting Attendance Fee:                     $3,000 per meeting

STOCK OPTION COMMITTEE

Annual Committee Chair Retainer:            $5,000, payable in quarterly installments
Meeting Attendance Fee:                     $3,000 per meeting

SPECIAL COMMITTEE

Chair Attendance Fee:                       $7,500 per meeting
Meeting Attendance Fee:                     $5,000 per meeting

CORPORATE REVIEW COMMITTEE

Chair Attendance Fee:                       $5,000 per meeting
Meeting Attendance Fee:                     $3,000 per meeting

TELEGRAPH GROUP BOARD
Meeting Attendance Fee                      $3,000 per meeting


Prior to July 1, 2004, the Company's Directors were entitled to the following payments under the terms of the former Board Compensation Program in the capacities indicated:


                          HOLLINGER INTERNATIONAL INC.
                           BOARD COMPENSATION PROGRAM
                         EFFECTIVE THROUGH JUNE 30, 2004


BOARD OF DIRECTORS

Annual Non-Executive Member Retainer:       $50,000, payable in quarterly installments
Non-Executive Member Attendance Fee:        $3,000 per meeting

AUDIT COMMITTEE

Committee Chair Attendance Fee:             $10,000 per meeting
Member Attendance Fee:                      $7,500 per meeting

EXECUTIVE COMMITTEE

Committee Chair Attendance Fee:             $7,500 per meeting
Member Attendance Fee:                      $5,000 per meeting

COMPENSATION COMMITTEE

Committee Chair Attendance Fee:             $5,000 per meeting
Member Attendance Fee:                      $3,000 per meeting

NOMINATING AND GOVERNANCE COMMITTEE

Committee Chair Attendance Fee:             $5,000 per meeting
Member Attendance Fee:                      $3,000 per meeting

STOCK OPTION COMMITTEE

Committee Chair Attendance Fee:             $5,000 per meeting
Member Attendance Fee:                      $3,000 per meeting

SPECIAL COMMITTEE

Non-Executive Member Attendance Fee:        $5,000 per meeting

CORPORATE REVIEW COMMITTEE

Non-Executive Member Attendance Fee:        $3,000 per meeting

ITEM 8.01   OTHER EVENTS

            On June 15, 2004, the Company announced that the Audit Committee of its Board of Directors was conducting an internal review into practices that resulted in the overstatement of circulation figures for the Chicago Sun-Times newspaper over the past several years. On October 5, 2004, the Company announced the results of this internal review. As a result of the review, the Company updated certain previously reported circulation numbers and recorded a pre-tax charge of approximately $24 million in the year 2003 and approximately $3 million in the first quarter of 2004 to cover the estimated cost of resolving advertiser claims related to the reduced circulation numbers. A copy of the Company's press release, which includes further details about these matters, is attached as Exhibit 99.1 and is incorporated herein by reference.

            The Company intends to issue letters to advertisers and insert advertisers of the Chicago Sun-Times newspaper regarding the results of the internal review and the process for reimbursements to be made to them. A copy of the form of letters to the advertisers and insert advertisers, which include further details about these matters, are attached as Exhibits 99.2 and 99.3 respectively, and are incorporated herein by reference.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(a)         None.

(b)         None.

(c)         Exhibits.


EXHIBIT NUMBER           DESCRIPTION OF EXHIBITS
--------------           -----------------------
Exhibit 99.1             Press Release dated October 5, 2004

Exhibit 99.2             Form of Letter to Advertisers of The Chicago
                         Sun-Times

Exhibit 99.3             Form of Letter to Insert Advertisers of The
                         Chicago Sun-Times


            The information contained in Item 8.01 of this report, including the exhibits attached thereto, is also intended to be furnished under Item 7.01 Regulation FD Disclosure and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or to be incorporated by reference into filings under the Securities Act of 1933.

                                     SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         HOLLINGER INTERNATIONAL INC.
                                                  (Registrant)

Date: October 7, 2004                    By: /s/ James R. Van Horn
                                             ---------------------------------
                                             Name:  James R. Van Horn
                                             Title: VP, General Counsel and
                                                    Secretary

                                  EXHIBIT INDEX


--------------------------------------------------------------------------------
EXHIBIT NUMBER           DESCRIPTION OF EXHIBITS
--------------------------------------------------------------------------------

Exhibit 99.1             Press Release dated October 5, 2004
--------------------------------------------------------------------------------
Exhibit 99.2             Form of Letter to Advertisers of The Chicago
                         Sun-Times
--------------------------------------------------------------------------------
Exhibit 99.3             Form of Letter to Insert Advertisers of The
                         Chicago Sun-Times
--------------------------------------------------------------------------------